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          SECURITIES AND EXCHANGE COMMISSION

          Washington, D.C.  20549



          FORM 8-K



          Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest event reported): November 18,
          1997



          Exact name of registrant as specified in its charter: T. ROWE PRICE REALTY INCOME FUND I, A NO-LOAD LIMITED PARTNERSHIP


          State or other Jurisdiction of Incorporation or Organization:
          Maryland

          I.R.S. Employer Identification No.:52-1363144

          Commission File Number: 0-14308

          Address of principal executive offices: 100 East Pratt Street, Baltimore, Maryland 21202

          Registrant's telephone number, including area code: 1-800-638-
          5660


          Former name of former address, if changes since last report:
          Not Applicable

























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            PART II - OTHER INFORMATION

            Item 5. OTHER INFORMATION

               On November 18, 1997, the Fund distributed its net assets
            aggregating $7,529,157 or approximately $83.08 per unit in the form of a final liquidating distribution. The Fund will be dissolved prior to the end of 1997.

            Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                    AND EXHIBITS

               (a) Financial Statements of Businesses Acquired: Not applicable

               (b)  Pro Forma Financial Information: Not applicable

               (c)  Exhibits

                    19 - Final Report furnished to Security-Holders, including Financial Statements of the Partnership.


               All other items are omitted because they are not
            applicable or the answers are none.

               Pursuant to the requirements of the Securities and
            Exchange Act of 1934, the registrant has daily caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      T. ROWE PRICE REALTY INCOME FUND I,
                                      A NO-LOAD LIMITED PARTNERSHIP

                                      By:  T. Rowe Price Realty Income
                                      Fund I Management, Inc., as
                                      General Partner



                                      By:  /s/Lucy B. Robins
                                           Lucy B. Robins
                                           Vice President